Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

(10) Commitments and Contingencies

(a) Lease Obligations

The Company terminated its lease with Toucan Capital Corporation on December 31, 2009. The Company is obligated to pay monthly payments of approximately $5,000 per month during 2011 under the terminated lease.

On March 17, 2010, the Company entered into a non-cancelable operating lease for 7,097 square feet of office space in Bethesda, Maryland, which expires in September 2012. Future minimum lease payments under the lease are $126,027. Rent expense for 2010 and 2011 amounted to $100,085 and $165,821, respectively. The Company expects to lease part of this space to Toucan and proceeds of this sublease will be offset against the minimum lease payments specified above.